UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported):  January 9, 2007

Rockwood Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 9, 2007, Rockwood Holdings, Inc. completed the sale of its Groupe Novasep subsidiary to a consortium of buyers comprising Gilde Buyout Partners BV, Banexi Capital and Groupe Novasep management (collectively, the “Buyers”).  The transaction was valued at approximately €425 million, which included the repayment of third party and intercompany indebtedness.  Rockwood Holdings, Inc. owned 78.6 percent of its Groupe Novasep subsidiary, with the remainder owned by Groupe Novasep management.  Groupe Novasep is a technology-driven company serving the life sciences and specialty chemical industries and represented our Groupe Novasep segment.  A copy of the Share Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and a copy of the press release announcing the sale of the Groupe Novasep subsidiary is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(b)                                 Pro forma financial information.

(i)                                     Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA
CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood Holdings, Inc. (“the Company”) of its Groupe Novasep subsidiary to a consortium of buyers comprising Gilde Buyout Partners BV, Banexi Capital and Groupe Novasep management.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2006 and for the statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of Groupe Novasep had occurred on January 1, 2005 with respect to the statements of operations and on September 30, 2006 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2005, and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Holdings, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of Groupe Novasep for which Rockwood Holdings, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Holdings, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, we have elected to assume that we will use a portion of the proceeds to repay our 10 5/8% senior subordinated notes, due in 2011 (“2011 Notes”), of which there currently exists $273.4 million outstanding. However, management is not obligated or committed to use the proceeds to repay the 2011 Notes and may instead use all or a portion of the proceeds to repay term debt or for general corporate purposes.  Under the terms of the Company’s senior secured credit facility, the Company is generally not permitted to repay any subordinated debt unless it repays an equal amount of term loans. Accordingly, if the Company elects to use the proceeds to repay only the 2011 Notes, the Company would be required to seek an amendment of its senior secured credit facility to permit the redemption in May 2007 of its outstanding 2011 Notes without a concurrent term loan repayment. This should not be construed as a notice of redemption or tender offer of the 2011 Notes.

Under the terms of the indenture governing the 2011 Notes, the Company is permitted to redeem the 2011 Notes prior to May 2007 only with the proceeds of an equity offering.   Commencing May 2007, the Company is permitted to redeem the 2011 Notes subject to payment of a redemption premium.  Redemption premiums and expenses associated with such redemption are estimated to be approximately $22.4 million.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Balance Sheet
as of September 30, 2006
(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$70.0	$89.2	(A)	$159.2
Accounts receivable, net	522.2	(65.7)		456.5
Inventories	494.0	(78.7)		415.3
Deferred income taxes	8.4	36.8		45.2
Prepaid expenses and other current assets	48.3	(8.2)		40.1
Total current assets	1,142.9	(26.6)		1,116.3
Property, plant and equipment, net	1,502.7	(194.9)		1,307.8
Goodwill	1,681.9	(27.4)		1,654.5
Other intangible assets, net	586.1	(78.1)		508.0
Deferred debt issuance costs, net of accumulated amortization of $22.2	52.5	(6.2	)(B)	46.3
Other assets	59.5	(7.4)		52.1
Total assets	$5,025.6	$(340.6)		$4,685.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$268.8	$(29.2)		$239.6
Income taxes payable	25.6	(5.7)		19.9
Accrued compensation	103.3	(18.0)		85.3
Restructuring liability	8.6	—		8.6
Accrued expenses and other current liabilities	232.3	(47.6)		184.7
Long-term debt, current portion	98.2	(11.6	)(C)	86.6
Total current liabilities	736.8	(112.1)		624.7
Long-term debt	2,716.7	(308.1	)(C)	2,408.6
Pension and related liabilities	374.1	(13.7)		360.4
Deferred income taxes	34.7	5.2		39.9
Other liabilities	98.7	(5.1)		93.6
Total liabilities	3,961.0	(433.8)		3,527.2
Minority interest	28.0	(28.0)		—
Stockholders’ equity:
Common stock	0.7	—		0.7
Paid-in capital	1,151.8	—		1,151.8
Accumulated other comprehensive income	154.6	19.8		174.4
Accumulated deficit	(269.1)	101.4	(D)	(167.7)
Treasury stock, at cost	(1.4)	—		(1.4)
Total stockholders’ equity	1,036.6	121.2		1,157.8
Total liabilities and stockholders’ equity	$5,025.6	$(340.6)		$4,685.0

Notes to Unaudited Pro Forma Condensed Balance Sheet

1. Pro Forma Assumptions and Adjustments

(A) — The use of proceeds from the sale is as follows (in millions):

Proceeds from sale		$410.2
Redemption of 2011 Notes	$(273.4)
Redemption premiums and expenses associated with redemption of 2011 Notes	(22.4)
Accrued interest on the 2011 Notes to be redeemed (May 2006 — September 2006)	(11.1)
Estimated fees and expenses associated with sale	(11.0)
	(317.9)
Net proceeds		92.3
Less: Groupe Novasep cash		(3.1)
Net increase in cash		$89.2

The remaining cash proceeds received are expected to be used for general corporate purposes. In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(B) — This represents pre-tax charges related to the write-off of deferred financing costs associated with the debt expected to be repaid with the proceeds from this sale.

(C) — We expect to reduce long-term debt as of September 30, 2006 as follows (in millions):

2011 Notes — principal of $273.4 at a rate of 10.625% (1)	$273.4
Groupe Novasep debt, including current portion of $11.6 (2)	46.3
$319.7

(1)        See introduction to pro forma financial statements.

(2)        This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(D) — This represents the net gain on the sale of $130.0 million (including $1.5 million of taxes based on German tax law) less the estimated redemption premiums and expenses associated with the redemption of the 2011 Notes of $22.4 million and the write-off of deferred financing costs of $6.2 million. The effects of the gain, the redemption premiums and expenses and the write-off of deferred financing costs were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any federal or state tax effect as a result of net operating losses and valuation allowances.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Statements of Operations
for the Nine Months Ended September 30, 2006
(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,495.4	$(260.0)		$2,235.4
Cost of products sold	1,729.5	(192.5)		1,537.0
Gross profit	765.9	(67.5)		698.4
Selling, general and administrative expenses	478.8	(42.1)		436.7
Restructuring charges, net	3.9	—		3.9
Operating income	283.2	(25.4)		257.8
Other income (expenses):
Interest expense, net	(147.7)	24.6	(A)	(123.1)
Foreign exchange gain, net	7.7	(0.7)		7.0
Loss on sale of business	(12.1)	12.1	(B)	—
Other, net	2.7	(0.3)		2.4
Net	(149.4)	35.7		(113.7)
Income before taxes and minority interest	133.8	10.3		144.1
Income tax provision	34.5	21.1	(C)	55.6
Net income before minority interest	99.3	(10.8)		88.5
Minority interest	(0.8)	0.8		—
Net income	$98.5	$(10.0)		$88.5

Basic earnings per common share	$1.34			$1.20
Diluted earnings per common share	$1.31			$1.18

Weighted average number of basic shares outstanding	73,781			73,781
Weighted average number of diluted shares outstanding	75,001			75,001

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(A) — Decrease to interest expense, net for the nine months ended September 30, 2006 related to repayment of indebtedness from cash proceeds (in millions):

2011 Notes — principal of $273.4 at a rate of 10.625% (1)	$21.8
Groupe Novasep debt repaid in connection with the sale (2)	2.0
Amortization of deferred debt issuance costs	0.8
$24.6

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(1) See introduction to pro forma financial statements.

(2) This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(B) — In March 2006, the Company sold all of the capital stock of Rohner AG, a subsidiary in the Groupe Novasep segment, and recorded a pre-tax loss of $12.1 million.  For pro forma reporting purposes, we have included the results of operations of Rohner AG as part of the Groupe Novasep pro forma adjustments for all periods presented and accordingly reversed the pre-tax loss.

(C) — The effective tax rate for the nine months ended September 30, 2006 included a tax benefit of $21.8 million related to the favorable treatment on the sale of Rohner AG in March 2006. We expect the tax impact of the transaction to be limited to the foreign tax arising out of use of the proceeds at an effective tax rate of 38.18%.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Statements of Operations
for the Year Ended December 31, 2005
(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood				Pro Forma
	Historical		Adjustments		As Adjusted
Net sales	$3,121.2		$(379.1)		$2,742.1
Cost of products sold	2,167.3		(290.3)		1,877.0
Gross profit	953.9		(88.8)		865.1
Selling, general and administrative expenses	598.6		(76.0)		522.6
Impairment charges	45.1		(44.7)		0.4
Restructuring charges, net	13.9		1.5		15.4
Management services agreement termination fee	10.0		—		10.0
Operating income	286.3		30.4		316.7
Other income (expenses):
Interest expense, net	(215.6)		44.1	(A)	(171.5)
Loss on early extinguishment of debt	(26.6)		—		(26.6)
Refinancing expenses	(1.0)		—		(1.0)
Foreign exchange gain, net	114.6		(0.1)		114.5
Other, net	6.9		0.1		7.0
Net	(121.7)		44.1		(77.6)
Income before taxes and minority interest	164.6		74.5		239.1
Income tax provision	71.8		2.6	(C)	74.4
Net income before minority interest	92.8		71.9		164.7
Minority interest	3.0		(3.0)		—
Net income	$95.8		$68.9		$164.7

Basic earnings per common share	$1.55	(B)			$2.71	(B)
Diluted earnings per common share	$1.52	(B)			$2.67	(B)

Weighted average number of basic shares outstanding	59,133				59,133
Weighted average number of diluted shares outstanding	60,002				60,002

Notes to Unaudited Pro Forma Condensed Statements of Operations

1. Pro Forma Assumptions and Adjustments

(A) — Decrease to interest expense, net for the year ended December 31, 2005 related to repayment of indebtedness from cash proceeds (in millions):

2011 Notes — principal of $375.0 at a rate of 10.625% (Jan. 1 — Aug. 21) (1)	$25.7
2011 Notes — principal of $273.4 at a rate of 10.625% (Aug. 22 — Dec. 31) (2)	11.1
Groupe Novasep debt repaid in connection with the sale (3)	6.3
Amortization of deferred debt issuance costs	1.0
$44.1

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(1) See introduction to pro forma financial statements.

(2) On August 22, 2005, $101.6 million of the 2011 Notes were redeemed with proceeds from the initial public offering of Rockwood Holdings, Inc. common stock.

(3) This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(B) — To calculate earnings per common share, net income is reduced by $4.3 million related to redeemable convertible preferred stock dividends.

(C) — We expect the tax impact of the transaction to be limited to the foreign tax arising out of use of the proceeds at an effective tax rate of 38.18%.

(ii)           Rockwood Specialties Group, Inc.

ROCKWOOD SPECIALTIES GROUP, INC. UNAUDITED PRO FORMA
CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood Specialties Group, Inc. of its Groupe Novasep subsidiary to a consortium of buyers comprising Gilde Buyout Partners BV, Banexi Capital and Groupe Novasep management for approximately €425 million.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2006 and for the statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of Groupe Novasep had occurred on January 1, 2005 with respect to the statements of operations and on September 30, 2006 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Specialties Group, Inc.’s annual report on Form 10-K for the year ended December 31, 2005, and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Specialties Group, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of Groupe Novasep for which Rockwood Specialties Group, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Specialties Group, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, we have elected to assume that we will use a portion of the proceeds to repay our 10 5/8% senior subordinated notes, due in 2011 (“2011 Notes”), of which there currently exists $273.4 million outstanding.  However, management is not obligated or committed to use the proceeds to repay the 2011 Notes and may instead use all or a portion of the proceeds to repay term debt or for general corporate purposes.  Under the terms of the Company’s senior secured credit facility, the Company is generally not permitted to repay any subordinated debt unless it repays an equal amount of term loans.  Accordingly, if the Company elects to use the proceeds to repay only the 2011 Notes, the Company would be required to seek an amendment of its senior secured credit facility to permit the redemption in May 2007 of its outstanding 2011 Notes without a concurrent term loan repayment.  This should not be construed as a notice of redemption or tender offer of the 2011 Notes.

Under the terms of the indenture governing the 2011 Notes, the Company is permitted to redeem the 2011 Notes prior to May 2007 only with the proceeds of an equity offering.  Commencing May 2007, the Company is permitted to redeem the 2011 Notes subject to payment of a redemption premium.  Redemption premiums and expenses associated with such redemption are estimated to be approximately $22.4 million.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Balance Sheet
as of September 30, 2006
(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$65.8	$89.2	(A)	$155.0
Accounts receivable, net	522.2	(65.7)		456.5
Inventories	494.0	(78.7)		415.3
Deferred income taxes	13.9	36.8		50.7
Prepaid expenses and other current assets	48.3	(8.2)		40.1
Total current assets	1,144.2	(26.6)		1,117.6
Property, plant and equipment, net	1,502.7	(194.9)		1,307.8
Goodwill	1,681.9	(27.4)		1,654.5
Other intangible assets, net	586.1	(78.1)		508.0
Deferred debt issuance costs, net of accumulated amortization of $22.2	52.5	(6.2	)(B)	46.3
Other assets	59.5	(7.4)		52.1
Total assets	$5,026.9	$(340.6)		$4,686.3
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$268.8	$(29.2)		$239.6
Income taxes payable	25.6	(5.7)		19.9
Accrued compensation	103.3	(18.0)		85.3
Restructuring liability	8.6	—		8.6
Accrued expenses and other current liabilities	230.0	(47.6)		182.4
Long-term debt, current portion	98.2	(11.6	)(C)	86.6
Total current liabilities	734.5	(112.1)		622.4
Long-term debt	2,716.7	(308.1	)(C)	2,408.6
Pension and related liabilities	374.1	(13.7)		360.4
Deferred income taxes	40.2	5.2		45.4
Other liabilities	98.7	(5.1)		93.6
Total liabilities	3,964.2	(433.8)		3,530.4
Minority interest	28.0	(28.0)		—
Stockholder’s equity:
Common stock	—	—		—
Paid-in capital	1,004.1	—		1,004.1
Accumulated other comprehensive income	158.6	19.8		178.4
Accumulated deficit	(128.0)	101.4	(D)	(26.6)
Total stockholder’s equity	1,034.7	121.2		1,155.9
Total liabilities and stockholder’s equity	$5,026.9	$(340.6)		$4,686.3

Notes to Unaudited Pro Forma Condensed Balance Sheet

1. Pro Forma Assumptions and Adjustments

(A) — The use of proceeds from the sale is as follows (in millions):

Proceeds from sale		$410.2
Redemption of 2011 Notes	$(273.4)
Redemption premiums and expenses associated with redemption of 2011 Notes	(22.4)
Accrued interest on the 2011 Notes to be redeemed (May 2006 - September 2006)	(11.1)
Estimated fees and expenses associated with sale	(11.0)
	(317.9)
Net proceeds		92.3
Less: Groupe Novasep cash		(3.1)
Net increase in cash		$89.2

The remaining cash proceeds received are expected to be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(B) — This represents pre-tax charges related to the write-off of deferred financing costs associated with the debt expected to be repaid with the proceeds from this sale.

(C) — We expect to reduce long-term debt as of September 30, 2006 as follows (in millions):

2011 Notes — principal of $273.4 at a rate of 10.625% (1)	$273.4
Groupe Novasep debt, including current portion of $11.6 (2)	46.3
$319.7

(1)  See introduction to pro forma financial statements.

(2)  This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(D) — This represents the net gain on the sale of $130.0 million (including $1.5 million of taxes based on German tax law) less the estimated redemption premiums and expenses associated with the redemption of the 2011 Notes of $22.4 million and the write-off of deferred financing costs of $6.2 million. The effects of the gain, the redemption premiums and expenses and the write-off of deferred financing costs were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any federal or state tax effect as a result of net operating losses and valuation allowances.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Statements of Operations
for the Nine Months Ended September 30, 2006
(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,495.4	$(260.0)		$2,235.4
Cost of products sold	1,729.5	(192.5)		1,537.0
Gross profit	765.9	(67.5)		698.4
Selling, general and administrative expenses	478.8	(42.1)		436.7
Restructuring charges, net	3.9	—		3.9
Operating income	283.2	(25.4)		257.8
Other income (expenses):
Interest expense, net	(147.7)	24.6	(A)	(123.1)
Foreign exchange gain, net	7.7	(0.7)		7.0
Loss on sale of business	(12.1)	12.1	(B)	—
Other, net	2.7	(0.3)		2.4
Net	(149.4)	35.7		(113.7)
Income before taxes and minority interest	133.8	10.3		144.1
Income tax provision	34.5	21.1	(C)	55.6
Net income before minority interest	99.3	(10.8)		88.5
Minority interest	(0.8)	0.8		—
Net income	$98.5	$(10.0)		$88.5

Notes to Unaudited Pro Forma Condensed Statements of Operations

1. Pro Forma Assumptions and Adjustments

(A) — Decrease to interest expense, net for the nine months ended September 30, 2006 related to repayment of indebtedness from cash proceeds (in millions):

2011 Notes — principal of $273.4 at a rate of 10.625% (1)	$21.8
Groupe Novasep debt repaid in connection with the sale (2)	2.0
Amortization of deferred debt issuance costs	0.8
$24.6

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes. In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(1) See introduction of pro forma financial statements.

(2) This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(B) — In March 2006, the Company sold all of the capital stock of Rohner AG, a subsidiary in the Groupe Novasep segment, and recorded a pre-tax loss of $12.1 million. For pro forma reporting purposes, we have included the results of operations of Rohner AG as part of the Groupe Novasep pro forma adjustments for all periods presented and accordingly reversed the pre-tax loss.

(C) — The effective tax rate for the nine months ended September 30, 2006 included a tax benefit of $21.8 million related to the favorable treatment on the sale of Rohner AG in March 2006. We expect the tax impact of the transaction to be limited to the foreign tax arising out of use of the proceeds at an effective tax rate of 38.18%.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Statements of Operations
for the Year Ended December 31, 2005
(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$3,121.2	$(379.1)		$2,742.1
Cost of products sold	2,167.3	(290.3)		1,877.0
Gross profit	953.9	(88.8)		865.1
Selling, general and administrative expenses	598.6	(76.0)		522.6
Impairment charges	45.1	(44.7)		0.4
Restructuring charges, net	13.9	1.5		15.4
Management services agreement termination fee	10.0	—		10.0
Operating income	286.3	30.4		316.7
Other income (expenses):
Interest expense, net	(190.5)	44.1	(A)	(146.4)
Loss on early extinguishment of debt	(13.3)	—		(13.3)
Refinancing expenses	(1.0)	—		(1.0)
Foreign exchange gain, net	103.2	(0.1)		103.1
Other, net	6.9	0.1		7.0
Net	(94.7)	44.1		(50.6)
Income before taxes and minority interest	191.6	74.5		266.1
Income tax provision	71.8	2.6	(B)	74.4
Net income before minority interest	119.8	71.9		191.7
Minority interest	3.0	(3.0)		—
Net income	$122.8	$68.9		$191.7

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(A) — Decrease to interest expense, net for the year ended December 31, 2005 related to repayment of indebtedness from cash proceeds (in millions):

2011 Notes — principal of $375.0 at a rate of 10.625% (Jan. 1 — Aug. 21) (1)	$25.7
2011 Notes — principal of $273.4 at a rate of 10.625% (Aug. 22 — Dec. 31) (2)	11.1
Groupe Novasep debt repaid in connection with the sale (3)	6.3
Amortization of deferred debt issuance costs	1.0
$44.1

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes. In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(1) See introduction to pro forma financial statements.

(2) On August 22, 2005, $101.6 million of the 2011 Notes were redeemed with proceeds from the initial public offering of Rockwood Holdings, Inc. common stock.

(3) This represents the remaining balance of indebtedness we assumed as part of the acquisition of Groupe Novasep in December 2004, which will be assumed by the purchaser.

(B) — We expect the tax impact of the transaction to be limited to the foreign tax arising out of use of the proceeds at an effective tax rate of 38.18%.

(d)                                 Exhibits.

Exhibit No.	Description

10.1	Share Purchase Agreement dated November 29, 2006 by and among Rockwood Specialties Group GmbH and the Buyers.

99.1	Press Release dated January 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: January 16, 2007